Vanguard Funds
Prospectus Supplement Dated May 20, 2026
Important Changes to Vanguard’s Frequent Trading Policy

Each Vanguard fund (other than money market funds and short-term bond funds) limits frequent trading. The Boards of Trustees of the Vanguard Funds have approved certain changes to Vanguard’s Frequent Trading Policy.
Prospectus Text Changes
Under the Frequent Trading Limitations section, the following paragraphs replace the “Accounts Held by Intermediaries” subsection:

Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. Vanguard requires intermediaries to apply Vanguard’s Frequent Trading Policy (described above) or their own frequent trading policy (if approved by Vanguard). Omnibus accounts at financial intermediaries include multiple investors, therefore, individual trades in omnibus accounts are often not disclosed to Vanguard, making it difficult to determine whether a particular shareholder is engaging in excessive trading. In limited circumstances, Vanguard may allow for a custom frequent trading policy arrangement for omnibus accounts at certain intermediaries. Vanguard generally conducts oversight of trading activity at the omnibus account level in an effort to identify potentially disruptive transactions. A fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply a fund’s policy trading restriction to a fund account where a trade exceeds policy thresholds. Each fund reserves the right to prohibit the purchase of its shares by any intermediary or by certain clients of the intermediary. There is no assurance that Vanguard will request data frequently enough to effectively detect or deter excessive trading in omnibus accounts.
Clients investing in Vanguard funds through an intermediary are encouraged to read and understand the intermediary’s frequent trading policy requirements as they may differ from Vanguard’s Frequent Trading Policy.

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